UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Journey Medical Corporation (“Journey” or the “Company”), to be held virtually at 11:00 a.m. Eastern Time, on Wednesday, June 21, 2023. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DERM2023, where you will be able to listen to the meeting live, submit questions and vote online. At the Annual Meeting, the stockholders will be asked to (i) elect six directors for a term of one year until our 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan, and (iv) transact any other business that may properly come before the 2023 Annual Meeting or any adjournment of the 2023 Annual Meeting. You will also have the opportunity to ask questions and make comments at the meeting.
Your vote is important. It is important that your stock be represented at the meeting regardless of the number of shares you hold. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet, or if you received proxy materials by mail, vote, sign, date and return the proxy card accompanying the printed proxy materials, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually. If you do virtually attend the Annual Meeting and wish to vote virtually, you may revoke your proxy at the meeting.
If you have any questions about the proxy statement or the accompanying Annual Report on Form 10-K for the year ended December 31, 2022, please contact Ramsey Alloush, our General Counsel at 480-434-6670.
We look forward to virtually seeing you at the Annual Meeting.
Sincerely,
Claude Maraoui
President, Chief Executive Officer and Director
April 28, 2023
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Journey Medical Corporation can be accessed by visiting www.virtualshareholdermeeting.com/DERM2023, on Wednesday, June 21, 2023 at 11:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:
1.
Elect six directors for a term of one year until our 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Bylaws;

2.
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;

3.
Approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan; and

4.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) at the date and time specified above, instead of holding the meeting at any physical location. Only those stockholders of record as of the close of business on the record date of April 25, 2023 are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 11, 2023, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2023 and using your 16-digit control number.
Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed proxy statement under the heading “Questions and Answers.”
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 28, 2023, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on the record date. On the date of mailing the Internet Notice, all stockholders will have the ability to access all the proxy material on the website referred to in the Internet Notice. These proxy materials will be available free of charge.
YOUR VOTE IS IMPORTANT!
Submitting your proxy card or voting over the Internet does not affect your right to vote virtually if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to virtually attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Ramsey Alloush, at our address above, (ii) submitting a later-dated proxy card or voting over the Internet or mobile device at a later time, or (iii) virtually attending the Annual Meeting and voting. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.
When you submit your proxy, you authorize Claude Maraoui, our Chief Executive Officer, and Ramsey Alloush, our Corporate Secretary and General Counsel, to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
Ramsey Alloush
Corporate Secretary
April 28, 2023
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Phone: 480-434-6670
PROXY STATEMENT
This proxy statement is being made available via internet access, beginning on or about April 28, 2023, to the owners of shares of common stock of Journey Medical Corporation (the “Company,” “our,” “we,” or “Journey”) as of April 25, 2023, in connection with the solicitation of proxies by our Board of Directors for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DERM2023 on Wednesday, June 21, 2023, at 11:00 a.m., Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. This proxy procedure is necessary to permit all stockholders, some of whom may be unable to the attend the Annual Meeting virtually, to vote on the matters described in this proxy statement. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

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QUESTIONS AND ANSWERS
Q:
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing six directors for a term of one year until our 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approving the Journey Medical Corporation 2023 Employee Stock Purchase Plan, and (vi) transacting any other business that may properly come before the 2023 Annual Meeting or any adjournment thereof.

Q:
How can I attend the annual meeting and why is the Company holding the Annual Meeting in a virtual only format?

A.
We are holding the Annual Meeting in a virtual format, rather than a meeting at any physical location, in order to encourage attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/DERM2023 and use their 16-digit Control Number provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the bank, brokerage firm or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/DERM2023. Please note you will only be able to attend and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this proxy statement mean attending the live webcast at the Annual Meeting.
Q:
How do I submit questions at the Annual Meeting?

A:
We are committed to engagement with our stockholders. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2023. While we will try to answer stockholder-submitted questions that comply with the meeting rules of conduct as determined by the chair of the meeting, we may not be able to answer questions due to time constraints. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we are unable to answer the questions at the Annual Meeting, subject to Delaware law, we will reserve our answers for individual outreach following the meeting.

Q:
Who is entitled to vote at our Annual Meeting?

A.
The record holders of our common stock and our Class A common stock at the close of business on the record date, April 25, 2023, may vote at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A common stock has the voting power of 1.1 times (A) the shares of outstanding common stock plus (B) the whole shares of common stock into which the shares of outstanding the Class A common stock are convertible, divided by the number of shares of outstanding Class A common stock, or 2.18 votes per share on the record date. There were 11,881,528 shares of common stock and 6,000,000 shares of Class A common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 11, 2023, at our offices located at 19237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258 between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

Stockholders of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the Internet or by mobile device, or if you requested a printed copy of the proxy materials be mailed to you, fill out and return the proxy card enclosed therewith, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or Other Nominee.   If on the record date your shares were held in an account at a bank, brokerage firm or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting.
Q:
How do I vote?

A.
You may vote during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Internet Notice or proxy card, by use of a proxy card if you receive a printed copy of our proxy materials, or via internet or by mobile device as indicated in the proxy card or Internet Notice.

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a bank, brokerage firm or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your bank, brokerage firm or other nominee. In most instances, you will be able to do this by internet, mobile device or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your bank, brokerage firm or other nominee.
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By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in the Internet Notice.

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By Mobile Device — If you choose to vote by mobile device, scan the QR code imprinted on the proxy card or Internet Notice using either a smartphone or tablet and you will be taken directly to the Internet voting site.

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By Mail (if you received a paper copy of the proxy materials by mail) — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your bank, brokerage firm or other nominee and mail it in the envelope provided.

Q:
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at approximately 10:45 a.m., Eastern Time, on Wednesday June 21, 2023.

Q:
What is a proxy?

A.
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to virtually attend the Annual Meeting, our Board of Directors (the “Board”) is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Claude Maraoui, our Chief Executive Officer, and Ramsey Alloush, our Corporate Secretary and General Counsel, as your proxies. Claude Maraoui and/or Ramsey Alloush may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the six individuals nominated to serve as members of our Board, (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, and (iii) “FOR” the Journey Medical Corporation 2023 Employee Stock Purchase Plan. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q:
How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

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sending a written notice that you are revoking your proxy to our Corporate Secretary, Ramsey Alloush, at our address above (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

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submitting a later-dated proxy card or voting again via the Internet or mobile device; or

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virtually attending the Annual Meeting and notifying the election officials at the Annual Meeting that you wish to revoke your proxy and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your bank, brokerage firm or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.
Q:
Is my vote confidential?

A.
Yes. All votes remain confidential.

Q:
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q:
What vote is required to elect our directors for a one-year term?

A.
The affirmative vote of a plurality of the votes of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote at the Annual Meeting is required for the election of each of the nominees for director. This means that the six director nominees receiving the most “FOR” votes will be elected. You are not permitted to cumulate your votes for purposes of electing directors. Because this is an uncontested election, so long as each candidate receives at least one “FOR” vote, all director nominees will be elected and votes that are withheld will have no effect on the election of the directors. Broker non-votes occur when shares are held indirectly through a bank, brokerage firm or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors because this proposal is not considered a “routine” matter under NYSE rules. As a result, any shares not voted by a customer will be treated as a broker non-vote and have no effect on the results of this vote. Abstentions will also have no effect on the results of this vote. Virtual attendance at our Annual Meeting will constitute presence in person for purposes of voting at the Annual Meeting.
Q:
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023?

A.
The affirmative vote of a majority of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because this proposal is considered a routine matter under NYSE rules, discretionary votes by brokers will be counted, and there will be no broker-nonvotes on this proposal.

Q:
What vote is required to approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan?

A.
The affirmative vote of a majority of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote at the Annual Meeting is required to approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan. Abstentions will have the same effect as a vote “AGAINST” this proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the proposal to approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan because this proposal is not considered a “routine” matter under NYSE rules. As a result, any shares not voted by a customer will be treated as a broker non-vote and have no effect on the results of this vote, as they are not considered to be present and entitled to vote on this matter.

Q:
What percentage of our outstanding common stock do our directors, executive officers, and 5% beneficial owners own?

A.
As of April 25, 2023, our directors, executive officers, and 5% beneficial owners collectively owned, or had the right to acquire, approximately 19.54% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 29 for more details.

Q:
Who was our independent public accountant for the year ended December 31, 2022? Will they be represented at the Annual Meeting?

A.
KPMG LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2022. We expect a representative of KPMG LLP to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q:
How can I obtain a copy of our Annual Report on Form 10-K?

A.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2022, with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2022 is also available on the website referred to in the Internet Notice, in the “Investors” section of our website at www.journeymedicalcorp.com and on the website of the SEC at www.sec.gov. You may obtain, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including financial statements, by writing to our Corporate Secretary, Ramsey Alloush, or by email at info@jmcderm.com. Upon request, we will also furnish any exhibits to the Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC.

Q:
How does the Board recommend that I vote my shares?

A.
As to the proposals to be voted on at the Annual Meeting, our Boards unanimously recommends that you vote:

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“FOR” the election to the Board of each of the six nominees named in Proposal No. 1;

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“FOR” Proposal No. 2, the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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“FOR” Proposal No. 3, to approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one to nine directors, and such number of directors within this range may be determined from time to time by resolution of our Board or our stockholders. Currently, we have six directors. The following individuals are being nominated to serve on our Board (See “Proposal 1 — Election of Directors; Nominees”):
Name	Age	Position	Director Since
Lindsay A. Rosenwald, M.D.	67	Executive Chairman of the Board of Directors	2014
Claude Maraoui	56	President, Chief Executive Officer & Director	2016
Neil Herskowitz	65	Director	2021
Jeffrey Paley, M.D.	54	Director	2021
Justin Smith	48	Director	2021
Miranda Toledano	45	Director	2021
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having Dr. Rosenwald serve as Executive Chairman and Mr. Maraoui as our Chief Executive Officer is in the best interest of the Company’s stockholders.
Journey does not have a standing risk management committee, but instead administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee coordinates the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, related-party transactions and code of conduct and corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking as well as succession planning as it relates to our Chief Executive Officer. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.
The table above and the following biographies set forth the names of our directors and director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between or among any of our executive officers or directors. Except as described herein, there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.
Director Independence and Controlled Company Exemption
Journey adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence in April 2023. During the review, our Board considered relationships and transactions during 2022 and 2021 between each director or any member of his or her immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Neil Herskowitz, Jeffrey Paley, M.D., Justin Smith, and Miranda Toledano are independent under the criteria established by Nasdaq and our Board.

Fortress Biotech, Inc. (“Fortress”) beneficially owns common stock representing more than 50% of the voting power of our common stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the Nasdaq corporate governance rules. As a controlled company, we are not required to have a majority of “independent directors” on our Board as defined under the Nasdaq rules, or have a compensation, nominating or governance committee composed entirely of independent directors.
Lindsay A. Rosenwald, M.D. — Executive Chairman of the Board of Directors
Dr. Rosenwald has served as a member of our Board since inception and the Executive Chairman of our Board since October 2014. Dr. Rosenwald has been a member of the board of directors of our parent company Fortress Biotech, Inc. (Nasdaq: FBIO) since October 2009 and has served as Fortress’s Chairman, President and Chief Executive Officer since December 2013. Dr. Rosenwald also currently serves as a member of the board of directors of Avenue Therapeutics, Inc. (Nasdaq: ATXI), Checkpoint Therapeutics, Inc. (Nasdaq: CKPT) and Mustang Bio, Inc. (Nasdaq: MBIO). From 1991 to 2008, Dr. Rosenwald served as the Chairman of Paramount BioCapital, Inc. Over the last 30 years, Dr. Rosenwald has acted as a biotechnology entrepreneur and has been involved in the founding and recapitalization of numerous public and private biotechnology and life sciences companies. These companies include:
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Cougar Biotechnology, Inc., a start-up founded by Dr. Rosenwald in 2006 that focused on the development of cancer therapeutics, including abiraterone acetate, an orally available targeted inhibitor of the steroidal enzyme known as 17-alpha hydroxylase/C17, 20 lyases for the treatment of prostate cancer. Johnson and Johnson acquired the company in 2009 for nearly $1 billion in cash (or $43 per share). The company was sold after a single phase 2 study. Abiraterone acetate has since been approved as Zytiga® and achieved billions of dollars in global sales;

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Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX), founded in 1994 by Dr. Rosenwald. Keryx is focused on the development of treatments for renal disease, including Ferric Citrate, an oral, ferric iron-based compound with capacity to bind to phosphate in the gastrointestinal tract and form non-absorbable complexes. In September 2014, the FDA approved Ferric Citrate (to be marketed as “Zerenex”). Keryx successfully merged into Akebia Therapeutics (Nasdaq: AKBA) in December 2018; and

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TG Therapeutics, Inc. (Nasdaq: TGTX), co-founded by Dr. Rosenwald and Michael Weiss in 2012 and focused on the development of cancer therapeutics, and in particular treatments for hematological malignancies. Its therapies include Ublituximab, a chimeric glycoengineered monoclonal antibody that targets a unique epitope on the CD20 antigen found on the surface of B-lymphocytes developed to aid in the depletion of circulating B-cells; and Umbralisib, an orally available phosphoinositide-3-kinase delta inhibitor with nanomolar potency. As of January 2021, the company had a market cap in excess of $7.2 billion.

Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine. Dr. Rosenwald has been selected to serve on the Company’s board due to his extensive biotechnology, pharmaceutical and finance expertise, as well as his medical background and in-depth understanding of the Company’s business.
Claude Maraoui — President & Chief Executive Officer, Director
Claude Maraoui is our founder, President and Chief Executive Officer and is also a member of the Board of Directors. Mr. Maraoui has over 30 years of experience in launching and commercializing successful dermatology products. Prior to founding Journey, Mr. Maraoui spent 21 years at Medicis Pharmaceutical Corporation (NYSE: MRX) in a variety of sales and marketing leadership roles in both the aesthetics and therapeutic dermatology divisions, ultimately serving as Vice President of Dermatology Sales, where he was responsible for over $1.2 billion in revenue. While at Medicis, he was part of the leadership team that successfully commercialized leading therapeutic products such as Solodyn, Dynacin, Loprox and Ziana. He was also a divisional head of marketing and sales for aesthetics products such as Dysport, Restylane, and Perlane. In 2012, Mr. Maraoui played a key role during the $2.6 billion acquisition of Medicis by Valeant Pharmaceuticals International Inc. (now Bausch Health), and served on the transition team that led to the post-merger formation of the largest dermatology company in the U.S.

As our founder, President and Chief Executive Officer, Mr. Maraoui has guided the organization to a leading position in dermatology with a proven track record of commercial excellence in a highly competitive niche market. We believe that a significant amount of our success can be attributed to Mr. Maraoui’s disciplined business development approach, identifying differentiated portfolio assets and continuously working on transformative pipeline, merger, and acquisition opportunities while focusing on the aggressive organic growth strategy of our existing product portfolio. Mr. Maraoui has been selected to serve on our Board based on his pharmaceutical and dermatology industry experience, as well as his extensive management experience.
Mr. Maraoui received his B.S. in Marketing from Rutgers University and is a member of the American Academy of Dermatology.
Neil Herskowitz — Director
Since 1998, Mr. Herskowitz has served as the managing member of the ReGen Group of companies, located in New York, which includes ReGen Capital Investments LLC and Riverside Claims Investments LLC. Mr. Herskowitz has also served as President of Riverside Claims Investment’s affiliate, Riverside Claims LLC, since June 2004. He also serves as Director and Chair of the Audit Committee of Checkpoint Therapeutics, Inc., and is a Director of Avenue Therapeutics, Inc. and Mustang Bio, Inc. In addition, Mr. Herskowitz serves as Chairman of the Board of Directors of Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978. Mr. Herskowitz has been selected to serve on our Board based on his financial industry experience and his in-depth understanding of our business.
Jeffrey Paley, M.D. — Director
Dr. Jeffrey Paley has been an Active Clinician and Consultant in the healthcare industry for the past 25 years, during which time he has consulted for over 30 analysts and portfolio managers in the biotechnology, pharmaceutical, specialty pharmaceutical and medical technology arenas, reviewing the clinical, preclinical and regulatory pedigrees of numerous therapeutics, devices and, in particular, dermatology products. Prior to his work for the buy-side, Dr. Paley consulted directly for several biotechnology and specialty pharmaceutical companies. Dr. Paley has served as a Director of seven public or private healthcare companies. Dr. Paley trained at Harvard Medical School and completed a residency in Internal Medicine at Massachusetts General Hospital. Dr. Paley has been selected to serve on our Board based on his experience with dermatology products, his experience in medicine in general and clinical trials and in serving as a director of other public companies.
Justin Smith — Director
Justin Smith is the Co-Founder and General Manager of Skinbetter Science, the fastest growing physician-dispensed skincare brand in the United States. Mr. Smith previously served as President of Skinbetter Science where he led all commercial activities through its acquisition by L’Oréal in 2022. Prior to Co-Founding Skinbetter Science in 2013, Mr. Smith held the position of Senior Vice President, General Manager of the US Rx Dermatology Division of Bausch Health Companies (NYSE: BHC), where he led the sales and marketing efforts for the largest division of the company through July 2013. Mr. Smith joined BHC through the acquisition of Medicis Pharmaceutical Corp. (NYSE: MRX) in 2012. While at Medicis, from 1998 to 2012, he held numerous progressive positions in sales and marketing leadership, serving as Senior Vice President, Marketing, and a member of the Chairman’s Committee at the time of the acquisition of the company. Mr. Smith earned his B.B.A. in marketing from James Madison University. Mr. Smith has been selected to serve on our Board based on his dermatology industry experience, his in-depth understanding of our business, and his extensive management experience.
Miranda Toledano — Director
Ms. Toledano has over 20 years of biotech-related principal investment, Wall Street/capital market, and strategic experience. Since its inception in 2018, Ms. Toledano has served as Chief Operating Officer, Chief Financial Officer and Director of TRIGR Therapeutics, an oncology focused, clinical stage bispecific antibody company (acquired by Compass Therapeutics (Nasdaq: CMPX) in May 2021). Previously, Ms. Toledano

served on the executive management team of Sorrento Therapeutics (Nasdaq: SRNE) as EVP Corporate Development, where she helped drive the Company’s hematology/oncology (IO mAbs, ADC), cellular therapy (CD-38 CAR-T, oncolytic virus), and pain franchises. From 2012 to 2016, Ms. Toledano served as Head of Healthcare Investment Banking at MLV & Co. (acquired by B. Riley FBR & Co.), where she completed biotech equity financings, including IPOs and follow-on offerings, totaling over $4 billion in aggregate value. Prior to joining MLV, from 2004 until 2010, Ms. Toledano served as a VP in the investment group of Royalty Pharma (Nasdaq: RPRX), where she focused on oncology/hematology and auto-immune monoclonal antibody investments. Ms. Toledano also serves as Director, Chair of the Audit Committee, and Member of the Compensation Committee of Entera Bio and as Director and Member of the Executive Committee of the Board of Directors of Lipomedix Pharmaceuticals Ltd. From 1998 to 2003, Ms. Toledano led the Life Sciences Corporate Finance group at Ernst & Young (Israel). Ms. Toledano holds a BA in Economics from Tufts University and an MBA in Finance and Entrepreneurship from the NYU Stern School of Business. Ms. Toledano has been selected to serve on our Board based on her financial and healthcare industry experience, as well as her in-depth understanding of our business.
During 2022, our Board held six meetings and took action by unanimous written consent six times. Each regularly scheduled meeting of the Board includes an executive session at which the independent directors, Dr. Rosenwald, the Chief Executive Officer and the Chief Financial Officer discuss certain matters. Each incumbent director who served his or her full term and is standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which such incumbent director served during the fiscal year ended December 31, 2022. The permanent committees established by our Board are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Each of our directors attended the annual meeting of stockholders in 2022 by teleconference. This will be our second annual meeting of stockholders since we became a public reporting company in 2021.
Board Selection and Diversity
The table below, as required by Nasdaq rules, sets forth the self-identified gender identity and demographic attributes of each of our Board members. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of April 28, 2022)
Board Size: Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
White	1	3	0	0
Did Not Disclose Demographic Background	2

Board Diversity Matrix (As of April 28, 2023)
Board Size: Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	5	0	0
Part II: Demographic Background
White	1	3	0	0
Did Not Disclose Demographic Background	2
Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Ramsey Alloush, our Corporate Secretary, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@jmcderm.com. These concerns will be immediately brought to the attention of our Board and handled in accordance with procedures established by our Board.
Audit Committee
Our Audit Committee consists of Neil Herskowitz, Justin Smith and Miranda Toledano, with Neil Herskowitz serving as chair. The Audit Committee held four meetings during the fiscal year ended December 31, 2022. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee and which is reviewed annually by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.journeymedicalcorp.com. Our Board has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board has determined that Neil Herskowitz qualifies as an “audit committee financial expert,” as defined under the applicable rules of the SEC. We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. In making this determination, our board has considered prior experience, business acumen and independence. The Audit Committee’s responsibilities include:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

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reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

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reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

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preparing the report of the Audit Committee, found on page 16 of this proxy statement;

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reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

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reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

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reviewing on a periodic basis our investment policy; and

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reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

Compensation Committee
Our Compensation Committee consists of Justin Smith, Neil Herskowitz and Jeffrey Paley, with Justin Smith serving as chair. The Compensation Committee held two meetings during the fiscal year ended December 31, 2022. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.journeymedicalcorp.com, and is reviewed annually by the Compensation Committee. Our Board has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the Nasdaq independence requirements. The functions of the Compensation Committee include, among other things:
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reviewing and approving our philosophy, policies and plans with respect to the compensation of our chief executive officer;

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making recommendations to our Board with respect to the compensation of our chief executive officer and our other executive officers;

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reviewing and assessing the independence of compensation advisors;

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overseeing and administering our equity incentive plans;

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reviewing and making recommendations to our Board with respect to director compensation; and

•
preparing any Compensation Committee reports required by the SEC.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. As a controlled company, we are not required to have a compensation committee composed entirely of independent directors. However, our Board has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
Nominating Process
Our Board does not currently have a nominating and corporate governance committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for membership on our Board by our directors or our stockholders. Our Board has adopted resolutions in accordance with the rules of The Nasdaq Stock Market authorizing a majority of our independent members to recommend qualified director nominees for consideration by the Board. Our Board believes that it is appropriate for us to not have a standing nominating and corporate governance committee because of a number of factors, including the number of independent members who want to participate in consideration of candidates for membership on our board of directors and in matters that relate to the corporate governance of our company. Our Board consists of six members, four of whom are independent. Our Board considered forming a nominating and corporate governance committee consisting of several of the independent members of our Board. Forming a committee consisting of less than all of the independent members was unattractive because it would have omitted the other independent members of our Board who wanted to participate in considering qualified candidates for board membership and to have input on corporate governance matters related to our Company. Since our Board desired the participation in the nominations process of all of its independent directors, it therefore decided not to form a nominating and corporate governance committee and instead authorized a majority of the independent members of our Board to make and consider nominations for membership to our Board. The independent members of our Board do not have a nominating and corporate governance committee charter, but act pursuant to board of director resolutions as described above. Each of the members of our Board authorized to recommend director nominees is independent within the meaning of the current “independent director” standards established by The Nasdaq Stock Market rules. Our Board intends to review this matter periodically, and may in the future elect to designate a formal nominating and corporate governance committee.
We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent the Board deems appropriate, retain a professional search firm and other advisors to identify potential nominees.
We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Ramsey Alloush, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, Arizona 85258. Any recommendation must be received not less than 50 calendar days nor more than 90 calendar days before the annual meeting. We do not have a policy regarding the minimum qualifications for director candidates or the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. In the event that a stockholder timely proposes a candidate for potential nomination for election as director, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “—Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of backgrounds and complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics (the “Code”), that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code is posted on our website at www.journeymedicalcorp.com.
Policy Prohibiting Hedging and Speculative Trading
Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions or short sale transactions with respect to Company securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
KPMG LLP (“KPMG”), the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2022 and 2021 has served as our independent registered public accounting firm since June 2021. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions (See “Questions and Answers” for more information regarding submitting questions).
Our Board has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2023. See “Proposal No. 2: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm” on page 32 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2022	2021
Audit Fees	$693,200	$1,722,000
Audit-Related Fees	—	—
Tax Fees	56,900	114,920
All Other Fees	—	—
Total Fees	$750,100	$1,836,920
Audit Fees
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements, or for audit services that are normally provided by independent auditors in connection with regulatory filings, and comfort letters. Included in Audit Fees are fees for services performed in 2022 in connection with the audits of our 2010 and 2020 financial statements, respectively, in conjunction with the filing of our S-1.
For the fiscal years ended December 31, 2022 and 2021, KPMG billed us an aggregate of approximately $693,200 and $1,722,000, respectively, in fees for the professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for those fiscal years.
Audit-Related Fees
During the fiscal years ended December 31, 2022 and 2021, we were not billed by KPMG for any fees for audit-related services reasonably related to the performance of the audits and review for that fiscal year, in addition to the fees described above under the heading “Audit Fees.”
Tax Fees
Reflects fees related to our 2022 and 2021 tax compliance.
All Other Fees
During the fiscal years ended December 31, 2022 and 2021, we were not billed by KPMG for any fees for services, other than those described above, rendered to us for those two fiscal years.
Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

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Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

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Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.
All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In monitoring the preparation of our financial statements, the Audit Committee met with both management and KPMG, our independent registered public accounting firm for the year ended December 31, 2022, to review and discuss all audited financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC including, among other things, the following:
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Methods used to account for significant or unusual transactions;

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The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

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Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has received the written disclosures and the letter from KPMG, as required by the standards of the PCAOB, regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG their independence.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.
The Audit Committee reviewed its written charter previously adopted by our Board. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.
By the Audit Committee
Neil Herskowitz
Justin Smith
Miranda Toledano
Dated April 28, 2023

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
Claude Maraoui	56	President, Chief Executive Officer and Director
Joseph Benesch	56	Interim Chief Financial Officer and Corporate Controller
No executive officer is related by blood, marriage or adoption to any other director or executive officer. The following is a biographical summary of the experience of our executive officers:
Claude Maraoui — President & Chief Executive Officer, Director
See the section titled “Corporate Governance — Our Board of Directors.”
Joseph Benesch — Interim Chief Financial Officer and Corporate Controller
Mr. Benesch was appointed as the Company’s interim Chief Financial Officer effective January 27, 2023, and hired as the Company’s Corporate Controller in November 2021. He previously served as the Principal Accounting Officer, Vice President and Corporate Controller of Teligent Pharma Inc., a specialty generic pharmaceutical company, and Corporate Controller of Torrent Pharmaceuticals Ltd., a U.S. subsidiary of the Torrent Group, a multinational pharmaceutical company. Before joining Torrent Pharmaceuticals Ltd., he held senior financial management positions from corporate controller to Vice President of Finance at Savient Pharmaceuticals, Adare Pharmaceuticals, Inc. and Edenbridge Pharmaceuticals. He began his career in the public accounting sector at Baker Tilly Virchow Krause, LLP, and Ernst and Young Global Limited, working with a diverse client base. He is a Certified Public Accountant with an active license. Mr. Benesch is a graduate of Wilkes University where he earned a BA in accounting.

EXECUTIVE COMPENSATION
As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis, as well as an exemption from the requirement to hold a non-binding advisory vote on executive compensation. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. As an emerging growth company, we are permitted to limit reporting of compensation disclosure to our principal executive officer and our two other most highly compensated executive officers, which we refer to as our “named executive officers” or our “NEOs”.
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our NEOs, which includes all of our executive officers, for their services rendered to us in all capacities during the years ended December 31, 2022 and 2021:
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Nonequity Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Claude Maraoui	2022	$473,900	$—	$1,053,000	$334,200	$12,200	$1,873,300
Chief Executive Officer	2021	$463,500	$—	$631,048	$463,500	$11,600	$1,569,648
Ernie De Paolantonio	2022	$306,800	$—	$1,139,700(2)	$—	$12,200	$1,458,700
Chief Financial Officer	2021	$76,367(1)	$50,000(1)	$—	$22,500(1)	$1,504	$150,368

(1)
Mr. De Paolantonio joined the company on September 30, 2021. The value of his annual salary and non-equity incentive plan compensation was pro-rated for the portion of 2021 that he was employed by us. The $50,000 amount reflected in the Bonus column represents a cash sign-on bonus received by Mr. De Paolantonio upon hire.

(2)
Mr. De Paolantonio resigned effective January 27, 2023 and forfeited 80,000 and 150,000 shares of restricted stock associated with his January 2022 and July 2022 awards, respectively.

(3)
The amounts reflected in the “Stock Awards” column represent the grant date fair value of the awards as computed in accordance with the Financial Accounting Standards Board (“FASB”), Accounting Standards codification (“ASC”) “Compensation — Stock Compensation” (Topic 718).

(4)
Non-equity incentive plan compensation includes cash incentive awards earned by each NEO based on the Board of Director’s evaluation of the NEO’s performance against various components of the Company’s previously determined financial, operational, and commercial goals. Non-equity incentive awards for 2022 and 2021 were paid in April of 2023 and April of 2022, respectively.

(5)
All Other compensation reflects the employer 401(k) contribution during the year for each NEO.

Narrative to Summary Compensation Table
Employment Arrangements with our Named Executive Officers
This section contains a description of the material terms of the employment agreements with our named executive officers. The employment of each of our named executive officers is at will. Please see below for a discussion of the severance pay and other benefits to be provided in connection with a termination of employment under the arrangements with our named executive officers.
Employment Agreement with Claude Maraoui
On September 22, 2014, the Company entered into an employment agreement with Mr. Maraoui (the “Maraoui Employment Agreement”), pursuant to which he receives a base salary at the annualized rate of $300,000 (the “Base Salary”). The Maraoui Employment Agreement further provides for an additional cash bonus (the “Annual Milestone Bonus”) linked to the attainment of certain financial, clinical development, and/or business milestones (the “Milestones”) to be established annually by the Board or the Compensation Committee. The achievement of these Milestones may result in an Annual Milestone Bonus of up to one hundred percent (100%) of Mr. Maraoui’s annual salary. Additionally, the Maraoui Employment Agreement entitles Mr. Maraoui to receive, upon the closing of a “corporate development transaction” (as defined in the Maraoui Employment Agreement), shares of the Company’s common stock representing fifteen percent (15%) of the total outstanding shares of common stock as of the closing date (the “Shares”), half of which vest in three equal installments on the first, second, and third anniversaries of the grant, and the remaining half of which vest upon the Company’s achievement of certain sales and performance goals, to be described in a separate agreement to be entered into at the time of the grant.
In accordance with the section above, as satisfaction of the closing of the Company’s first corporate development transaction in July 2015, Mr. Maraoui received an equity grant of 1,500,000 restricted shares of the Company. In October 2015, this grant was modified, and the Company repurchased the unvested shares of 1,250,000 and granted Mr. Maraoui with an option to purchase the Company’s common stock for 1,250,000. As of December 31, 2022 this option was fully vested.
The Maraoui Employment Agreement provides Mr. Maraoui with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Maraoui’s execution and non-revocation of a release of claims against the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. Maraoui’s employment without “cause” or Mr. Maraoui resigns for “good reason” (as such terms are defined in the Maraoui Employment Agreement) he will receive: (i) his Base Salary for a period of twelve (12) months beginning on the sixtieth (60th) day following the termination of his employment with the Company; (ii) a pro-rata share of the Annual Milestone Bonus for the year in which the termination occurred, to be paid when and if such Annual Milestone Bonus would have been paid under the Maraoui Employment Agreement; and (iii) if timely elected, the premiums necessary to continue health insurance coverage under COBRA until the conclusion of time when Mr. Maraoui is receiving Base Salary payments or until Mr. Maraoui becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first.
Termination due to Death or Complete Disability.   If Mr. Maraoui’s employment terminates as a result of his death or “complete disability” (as defined in the Maraoui Employment Agreement), then he (or his estate, if applicable) will receive: (i) his Base Salary (at the rate in effect as of the termination) for a period of ninety (90) days beginning on the sixtieth (60th) day following the termination of his employment with the Company, and (ii) a pro-rata share of the Annual Milestone Bonus for the year in which the termination occurred, to be paid when and if such Annual Milestone Bonus would have been paid under the Maraoui Employment Agreement.
Employment Agreement with Ernie De Paolantonio
Effective as of October 1, 2021, the Company entered into an employment agreement with Mr. De Paolantonio (the “De Paolantonio Employment Agreement”), pursuant to which he will receive an annual base salary of $300,000 (the “Base Salary”) and a $50,000 sign-on bonus (the “Sign-On Bonus”), payable in two equal installments, which payments will occur on each of the first payroll processing dates following the three month anniversary of his start date (the “First Installment Date”) and the six month anniversary of his start date (the “Second Installment Date”). If Mr. De Paolantonio is not employed by the Company through the First Installment Date, no portion of the Sign-On Bonus will be paid. If he is employed through the First Installment Date and not the Second Installment Date, no portion of the second installment of the Sign-On Bonus will be paid. If Mr. De Paolantonio’s employment ends prior to the one-year anniversary of his start date, other than by termination without cause or for good reason (each as defined in the De Paolantonio Employment Agreement), he shall, within 15 days following the end of his employment, repay a prorated portion of the Sign-On Bonus based on the number of months of employment completed.
Mr. De Paolantonio will also be eligible to receive an annual bonus targeted at 30% of his Base Salary, which amount will be determined by the Company in its discretion, based on the Company’s performance and Mr. De Paolantonio’s individual performance in the preceding calendar year. Mr. De Paolantonio must remain employed by the Company through the bonus payment date to earn or receive any discretionary annual bonus. No pro rata bonus will be earned or payable for partial years of employment.

Subject to the approval of the Compensation Committee of the Board of Directors, Mr. De Paolantonio will be granted 120,000 shares of the Company’s common stock (the “Equity Award”) in the form of restricted stock, restricted stock units, or options, as the Board may determine. One-third of the Equity Award will vest on each of the first, second, and third anniversaries of the grant date, subject to Mr. De Paolantonio’s continued employment and eligibility on each vesting date. The Equity Award will be governed by the terms of the Company’s 2015 Plan (as defined below), and a related equity grant agreement to be entered between Mr. De Paolantonio and the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. De Paolantonio’s employment without “cause” or Mr. De Paolantonio resigns for “good reason” (as such terms are defined in the De Paolantonio Employment Agreement) he will receive his Base Salary for a period of six months and, if Mr. De Paolantonio timely elects continued health insurance coverage under COBRA, the Company will pay the entire premium necessary to continue such coverage for Mr. De Paolantonio and any of his eligible dependents until the earlier of six months following the end of his employment and the date when he becomes eligible for group health insurance coverage under another employer’s plan. Severance benefits are conditioned upon Mr. De Paolantonio’s execution and non-revocation of a release of claims against the Company.
Mr. De Paolantonio resigned effective January 27, 2023 and forfeited 80,000 and 150,000 shares of restricted stock associated with his January 2022 and July 2022 awards, respectively.
Performance Bonus Opportunity / Bonus and Non-Equity Incentive Compensation Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our board of directors establishes each year. At the end of the year, our Board of Directors reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.
Our Board of Directors will generally consider each named executive officer’s individual contributions towards reaching our annual corporate goals.
The corporate goals the Board of Directors established for 2022 related to product commercialization milestones, business development objectives, and financing objectives.
Employee Benefit and Incentive Plans
We maintain a tax-qualified retirement plan (the “401(k)”) plan for eligible employees, including our named executive officers. Eligible employees may make voluntary contributions from their eligible pay and may defer up to 86% of their annual compensation, up to certain limitation imposed by the Internal Revenue Code of 1986, as amended. We match employee contributions in an amount equal to 100% of 4% of the employee’s compensation. All such employee contributions and matching contributions are immediately and fully vested. Our board of directors has adopted an incentive plan, the material terms of which are described below, allowing for the grant of equity and cash-based awards to our employees and directors.
Equity Incentive Plan
2015 Stock Plan
On May 27, 2015 (the “Effective Date”), our Board of Directors adopted the Journey Medical Corporation 2015 Stock Plan (the “Plan”), which will continue in effect for ten years from the Effective Date. The material terms of the Plan are described below. The Plan will be administered by a Committee, as further described below. The Committee has not yet been formed, but it will be formed before any necessary actions to be taken by the Committee with respect to the Plan are taken.

Purpose.   The purpose of the Plan is to provide incentives to the Company’s employees, directors, and consultants by providing them with the opportunity to purchase common stock pursuant to incentive stock options, to receive bonus awards of the Company’s common stock, and to make direct purchases of our common stock.
Permissible Awards.   The Plan authorizes awards in any of the following forms:
•
Options to purchase shares of the Company’s common stock, which may consist of nonstatutory stock options or incentive stock options under the Internal Revenue Code (respectively, “NSOs” and “ISOs” and together “Options”). The exercise price of an ISO granted under the Plan may not be less than the fair market value of our common stock on the date of grant. Options granted under the Plan may not have a term longer than ten years in the case of NSOs and ISOs generally. ISOs granted to an employee owning stock representing more than 10% of the combined voting power of all classes of the Company’s stock may not have a term longer than five years from the grant date.

•
Bonus awards of our common stock (“Stock Bonuses”).

•
Opportunities to make direct purchases of our common stock (“Purchase Rights” and collectively with NSOs, ISOs, and Stock Bonuses, the “Stock Rights”).

•
Stock Rights will be evidenced by instruments in forms designated by the Committee, which will include such provisions designated in the Plan and other provisions as the Committee may specify.

Eligible Employees.   ISOs may only be granted to Company employees. NSOs, Stock Bonuses, and Purchase Rights may be granted to any of the Company’s directors, employees, or consultants. No employee may be granted Stock Rights covering more than 80% of the total shares of our common stock authorize for issuance under the Plan.
Stock Available for Awards.   Subject to adjustment as provided in the Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the Plan is 3,000,000. If any Option granted under the Plan expires or terminates without having been exercised in full, or the Company reacquires any shares issued pursuant to a Stock Right, the unpurchased shares subject to such option will again be available for grants of Stock Rights under the Plan. Shares of our common stock withheld to pay the exercise price of an Option or any related withholding obligations will not be available for reissuance under the Plan.
Minimum Price; ISO Limitations.   The Committee shall designate the price per share of any NSO, Stock Bonus, or Purchase Right. The price per share for each ISO shall not be less than the fair market value per share of our common stock on the grant date. If an ISO is to be granted to an employee owning more than 10% of the total combined voting power of all classes of the Company’s stock, the price per share shall not be less than 110% of the fair market value per share of our common stock on the grant date. If the aggregate fair market value of the common stock exceeds $100,000, or such higher value as may be established under Internal Revenue Code Section 422, the ISO will be treated as an NSO.
Administration.   The Plan will be administered by the Company’s Board or a committee consisting of directors or other persons that the Board may appoint (the “Committee”). The Committee will have the authority: (i) to determine when and to whom to grant ISOs (from the pool of designated employees eligible to receive ISOs), NSOs, and Stock Bonuses; (ii) to determine the number of shares of common stock subject to any Stock Right; (iii) to determine the option price of shares subject to each Option, the purchase price of shares subject to each Purchase Right, and the form of consideration to be paid to the Company for exercise of such Option or purchase with respect to a Purchase Right; (iv) to determine whether each Option granted shall be an ISO or NSO; (v) to determine when each Option shall become exercisable and the duration of the exercise period; (vi) to set restrictions, such as repurchase options, on shares subject to Options, Stock Bonuses, and Purchase Rights; (vii) to approve forms of agreement for use under the Plan; (viii) to determine the fair market value of a Stock Right or the common stock underlying a Stock Right; (ix) to accelerate vesting on any Stock Right or waive any forfeiture restriction, limitation, or restriction thereon; (x) to reduce the exercise price of any Stock Right if the Fair Market Value of the common stock covered by such Stock Right has declined since the grant date; (xi) to institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price; (xii) to modify or amend each Stock Right, including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by the Plan or the Stock Right; (xiii) to construe and interpret the Plan and Stock Rights grants thereunder; (xiv) to prescribe and rescind rules related to the Plan; and (iv) to make any other necessary or advisable determinations for Plan administration. In the event that a Reporting Person (as defined in Rule 16b-3) receives a Stock Right, the Committee shall determine the timing, exercise price, and/or the number of shares subject to the Stock Right.
Limitations on Transfer; Beneficiaries.   No award will be assignable or transferable by a participant other than, with the Board or Designated Committee’s approval, to the grantee’s spouse, parents, children, grandparents, grandchildren, and any trusts created for the benefit of such individuals, or by will or the laws of descent and distribution. Unless expressly approved by the Committee, no ISO shall be assignable or transferable except by will or by the laws of descent and distribution.
Adjustment for Stock Splits and Combinations.   If the Company effects a subdivision of the outstanding common stock, the conversion ratio in effect immediately prior to that subdivision shall be proportionately decreased. If the Company effects a combination of the outstanding common stock, the conversion ratio immediately prior to that combination shall be proportionately increased.
Adjustment for Merger or Reorganization.   Upon the occurrence of any reorganization, recapitalization, reclassification, consolidation, or merger in which the common stock (but not the Class A Common Stock) is converted into or exchanged for securities, cash, or other property, then each share of Class A Common Stock shall be convertible in lieu of the common stock into which it was convertible prior to such event into the kind and amount of securities, cash, or other property which a holder of the number of shares of common stock of the Company issuable upon conversion of one share of the applicable Class A Common Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation, or merger would have been entitled to receive pursuant to such transaction.
Outstanding Equity Awards as of December 31, 2022
The following table sets forth certain information about outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2022.
Name		Options Awards				Stock or RSU Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Units of Stock Units of or Stock That Have Not Vested ($)(2)
Claude Maraoui	10/19/2015	1,250,000(1)	—	$0.065	10/19/2025	—	$—
	9/24/2020	—	—	—	—	354,024(3)	$679,726
	12/10/2021	—	—	—	—	88,506(4)	$169,932
	7/21/2022	—	—	—	—	300,000(5)	$576,000
Ernie De Paolantonio	1/14/2022	—	—	—	—	80,000(6)	$153,600
	7/21/2022	—	—	—	—	150,000(6)	$288,000

(1)
In accordance with the section above, as satisfaction of the closing of the Company’s first corporate development transaction in July 2015, Mr. Maraoui received an equity grant of 1,500,000 restricted shares of the Company. In October 2015, this grant was modified, and the Company repurchased the unvested shares of 1,250,000 and granted Mr. Maraoui with an option to purchase the Company’s common stock for 1,250,000. As of December 31, 2021 this option was fully vested.

(2)
The market value of stock awards is based on the closing price of our common stock on December 31, 2022 (the last business day of our completed fiscal year) which was $1.92 per share.

(3)
Represents a restricted stock unit award that vests as follows; 147,362 on the 15th day of the eighteenth full month following the offering date, which is the date of Journey Medicals’ initial public offering on November 12, 2021; 147,362 shares nine months after the vesting date of tranche 1 and 59,300 shares nine months after the vesting of tranche 2.

(4)
Represents a restricted stock unit award that vests three years following the offering date, November 12, 2024, which is the date of Journey Medicals’ initial public offering on November 12, 2021.

(5)
Represents a restricted stock unit award that vests as to one-fourth of the shares covered by the grant on each of the first, second, third and fourth anniversaries of the vesting commencement cate, July 21, 2022, as set forth in the RSU Agreement, provided that the Awardee provides Continuous Service to the Company as of each such vesting date.

(6)
Mr. De Paolantonio resigned effective January 27, 2023 and forfeited 80,000 and 150,000 shares of restricted stock associated with the January 2022 and July 2022, respectively.

Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans by type as of December 31, 2022.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	2,960,000	$1.76	1,146,620

(1)
Reflects the number of shares of common stock to be issued upon exercise of outstanding options under the 2015 Plan. This figure does not include 2,261,048 outstanding restricted stock units that were issued under the Plan.

(2)
Reflects 1,146,620 shares available for future issuance under the Plan.

Subject to adjustment as provided in the Plan, the total aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the Plan is 7,642,857, of which 1,146,620 shares remain available for future issuance as of December 31, 2022.
Certain U.S. Federal Income Tax Effects
The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise, vesting and settlement of awards under the Plan and the subsequent sale of common stock acquired under the Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. This discussion is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the Plan. Additional taxes, including state, local, and foreign taxes, may apply and may vary from jurisdiction to jurisdiction.
Non-Qualified Stock Options.   There typically will be no U.S. federal income tax consequences to the optionee or to us upon the grant of a non-qualified stock option under the Plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will typically be allowed a corresponding U.S. federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options.   There typically will be no U.S. federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a U.S. federal income tax deduction on such amount. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and we would typically be allowed a U.S. federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Stock Appreciation Rights.   A participant receiving a stock appreciation right typically will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of our common stock received will be ordinary income to the participant and we will typically be allowed a corresponding U.S. federal income tax deduction at that time.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will typically be allowed a corresponding U.S. federal income tax deduction at that time, subject to limitations in certain circumstances. If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will typically be allowed a corresponding U.S. federal income tax deduction, subject to limitations in certain circumstances at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.
Restricted Stock Units.   A participant typically will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award is granted. When the participant receives shares of our common stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will typically be allowed a corresponding U.S. federal income tax deduction at that time, subject to limitations in certain circumstances.
Cash-Based Performance Awards.   A participant will not recognize income, and we will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, the participant will recognize ordinary income equal to the cash received, and we will typically be allowed a corresponding U.S. federal income tax deduction at that time, subject to limitations in certain circumstances.
Section 409A.   The Plan permits the grant of various types of incentive awards, which may or may not be exempt from Internal Revenue Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the Plan, are generally exempt from the application of Section 409A. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding.   We have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.

DIRECTOR COMPENSATION
Director Compensation Program
In July 2021, our directors adopted a Non-Employee Directors Compensation Plan for our non-employee directors pursuant to our Plan. Our non-employee directors currently receive the following compensation for service to the Board:
Cash Compensation:
•
$50,000 annual retainer; and

•
$10,000 additional annual retainer for the Audit Committee Chair.

Equity Compensation:
•
Initial Equity Award:   30,000 of any of the following equity securities, as selected in advance of the Grant Date at the discretion of the Non-Employee Director: (i) Restricted Stock; (ii) Restricted Stock Units; or (iii) Options, which equity securities shall vest and become non-forfeitable in equal annual installments on the first anniversary of the Grant Date, on the second (2nd) anniversary of the Grant Date, and on the third (3rd) anniversary of the Grant date, subject to the Non-Employee Director’s continued service on the Board on each such date; and

•
Annual Equity Award:   Restricted Stock, Restricted Stock Units or Options based on a value of $50,000, measured on each Grant Date, calculated the closing price of the applicable Annual Equity Award, (as selected in advance of the Grant Date at the discretion of the Non-Employee Director), which equity securities shall vest and become non-forfeitable in full on the first (1st) anniversary of the Grant Date, subject to the Non-Employee Director’s continued service on the Board on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our board of directors and meetings of committees of our board of directors.
Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board of Directors for all services in all capacities during 2022.
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)	Total ($)
Lindsay A. Rosenwald, M.D.(3)	$50,000	$50,000	$100,000
Neil Herskowitz(3)	$60,000	$203,300	$253,300
Jeffrey Paley, M.D.(3)	$50,000	$203,300	$253,300
Justin Smith(3)	$50,000	$203,300	$253,300
Miranda Toledano(3)	$50,000	$203,300	$253,300

(1)
Represents cash retainer for serving on our Board and committees of the Board, as applicable.

(2)
The amounts reflected in the “Stock Awards” column represent the grant date fair value of the awards as computed in accordance with the FASB ASC “Compensation — Stock Compensation” (Topic 718).

(3)
As of December 31, 2022, each director had outstanding the following number of unvested restricted units: Dr. Rosenwald: 14,245 shares; Mr. Herskowitz: 34,245 shares; Dr. Paley: 34,245 shares; Mr.  Smith: 34,245 shares and Ms. Toledano: 34,245 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except for a Form 4 filing by Ernie De Paolantonio due on January 14, 2022 and filed with the SEC on April 4, 2022; a Form 4 filing by Justin Smith due on January 14, 2022 and filed with the SEC on April 4, 2022; a Form 4 filing by Jeffrey Paley due on January 14, 2022 and filed with the SEC on April 4, 2022; a Form 4 filing by Miranda Toledano due on January 14, 2022 and filed with the SEC on April 4, 2022; a Form 4 filing by Neil Herskowitz due on January 14, 2022 and filed with the SEC on April 4, 2022; a Form 4 filing by Ernie De Paolantonio due on January 14, 2022 and filed with the SEC on April 4, 2022; and a Form 3 filing for Lindsay Rosenwald due on November 26, 2021 and filed with the SEC on July 25, 2022.

RELATED-PERSON TRANSACTIONS
Since January 1, 2021, except as described below, the Company has not been a party to any transaction in which the amount involved exceeded or will exceed $120,000, and in which any of its directors, named executive officers or beneficial owners of more than 5% of the Company’s capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, and other than compensation, termination, and change-in-control arrangements.
The written charter of the our audit committee authorizes, and the Nasdaq Stock Market listing rules require, the Audit Committee to review and approve related-party transactions. In reviewing related-party transactions, the Audit Committee applies the basic standard that transactions with affiliates should be made on terms no less favorable to the Company than could have been obtained from unaffiliated parties. Therefore, our audit committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. All transactions other than compensatory arrangements between the Company and its officers, directors, principal stockholders and their affiliates will be approved by the Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.
The following is a summary of each transaction or series of similar transactions since January 1, 2021 to which it was or is a party and that:
•
the amount involved exceeded or exceeds $120,000 or is greater than 1% of our total assets; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Shared Services Agreement with Fortress
On November 12, 2021, the Company and Fortress entered into an arrangement to share the cost of certain legal, finance, regulatory, and research and development employees (the “Agreement”). Fortress’s Executive Chairman and Chief Executive Officer is the Executive Chairman of the Company. Under the terms of the Agreement, the Company will reimburse Fortress for the salary and benefit costs associated with these employees based upon actual hours worked on Company related projects following the completion of the Company’s initial public offering (“IPO”), which was effective November 10, 2021. For the years ended December 31, 2022 and 2021, Fortress employees have provided services to the Company totaling $0.1 million and $0.6 million, respectively. Upon completion of the Company’s IPO, the amount converted into 52,438 shares of Company common stock at the IPO price of $10.00 per share.
In the normal course of business, the Company reimburses Fortress for various payroll related costs and selling, general and administrative costs. As of December 31, 2022 and 2021, the Company had a balance of approximately $0.4 million and $0.6 million, respectively, due to related party on the consolidated balance sheets.
Fortress Note
Prior to the Company’s IPO, the Company’s operations were primarily financed through a working capital note from Fortress (the “Fortress Note”), cash generated by operations and cash raised in the Company’s private offering of 8% Cumulative Convertible Class A Preferred Stock (“Class A Preferred Stock”). In connection with the closing of the Company’s IPO on November 16, 2021, the Company issued 2,231,346 shares of common stock resulting from the conversion of all of the Class A Preferred Stock. In addition, the Fortress Note was converted into 1,610,467 shares of Journey common stock at the IPO price of $10.00 per share. The Fortress Note is no longer outstanding.
Fortress Income Tax
As of December 31, 2022, the Company was 57.34% owned by Fortress Biotech, Inc. (“Fortress”) and was filing consolidated federal tax returns and consolidated or combined state tax returns in multiple jurisdictions with Fortress for tax years prior to 2021. As the Company completed its initial public offering on November 12, 2021, it deconsolidated from the Fortress consolidated group for federal income tax purpose.

The financial statements recognize the current and deferred income tax consequences that result from the activities during the current and preceding periods, as if the Company were a separate taxpayer rather than a member of the Fortress consolidated income tax return group. Fortress has agreed that the Company does not have to make payments to Fortress for the use of net operating losses (“NOLs”) of Fortress (including other Fortress group members). Since Fortress does not require the Company to pay in any form for the utilization of the consolidated group’s NOLs, the tax benefit realized have been recorded as a capital contribution.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,
AND 5% BENEFICIAL OWNERS
The following table shows information, as of April 25, 2023 (the “Determination Date”), concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors;

•
each of our NEOs shown in our Summary Compensation Table; and

•
all current directors and NEOs as a group.

As of the Determination Date, there were 11,881,528 shares of our common stock outstanding and 6,000,000 shares of Class A common stock outstanding. We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Determination Date. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) of the Exchange Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Journey Medical Corporation, 9237 E Via de Ventura Blvd. Suite 105, Scottsdale, AZ 85258.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Five percent or more beneficial owners
Fortress Biotech, Inc.	9,885,467(1)	55.28%
B. Riley Financial, Inc.	864,695(2)	7.28%
Named Executive Officers and Directors
Lindsay A. Rosenwald, M.D.	676,470(3)	5.69%
Claude Maraoui	1,597,362(4)	12.03%
Neil Herskowitz	10,000	*
Jeffrey Paley, M.D.	10,000	*
Justin Smith	—	—
Miranda Toledano	10,000	*
Joseph Benesch	3,898	*
All executive officers and directors as a group (7 persons)	2,307,730	19.42%

*
Represents beneficial ownership of less than 1%.

(1)
Includes (i) 6,000,000 shares of common stock issuable upon conversion of the holder’s 6,000,000 shares of Class A common stock. Each share of Class A common stock is convertible, at the option of the holder, into one fully paid and nonassessable share of common stock subject to certain adjustments and (ii) 500,000 shares of common stock underlying the warrants described in footnote 3 below.

(2)
Based solely on upon a Schedule 13G/A filed on December 29, 2022 by B. Riley Financial, Inc. (“B. Riley”). B. Riley beneficially owns 864,695 shares of our common stock and has sole dispositive power of 864,695shares of our common stock. The address of B. Riley is 11100 Santa Monica Blvd., Suite 800, Los Angeles, CA 90025.

(3)
Includes 500,000 shares of common stock acquirable from the holdings of Fortress upon the exercise of warrants, which are fully vested.

(4)
Includes (i) 222,362 shares of common stock issuable upon the vesting of restricted stock units that will vest within 60 days of April 25, 2023, (ii) 200,000 shares of common stock subject to restrictions and (iii) 1,250,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 25, 2023.

For purposes of the above table, a person is deemed to be the beneficial owner of any shares of common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the date of this report. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. Our Board currently consists of six members. The nominated directors are: Lindsay A. Rosenwald, M.D., Claude Maraoui, Neil Herskowitz, Jeffrey Paley, M.D., PhD, Justin Smith, and Miranda Toledano. For information about each of the nominees and our Board generally, please see “Corporate Governance — Our Board of Directors” beginning on page 6. If elected, the nominees will hold office until the next annual meeting of stockholders and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Each nominee listed above has consented to being named in this proxy statement and has agreed to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will vote your shares for the election of another nominee to be designated by a majority of the independent directors serving on our Board.
If a choice is specified on the proxy card, in an Internet vote or in a mobile device vote by the stockholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” all of the nominees. The affirmative vote of the holders of a plurality of the shares of our common stock and our Class A common stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present is required for the election of the nominees.
The Board unanimously recommends a vote “FOR” the election of all of the nominees for director.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023 to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If KPMG is not ratified as our independent registered public accounting firm by our stockholders, the Audit Committee will review its future selection of an independent registered public accounting firm. KPMG will still serve as our independent registered public accounting firm for the year ending December 31, 2023, if it is not ratified by our stockholders. The affirmative vote of the majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of KPMG.
The Board unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

PROPOSAL NO. 3
APPROVAL OF THE JOURNEY MEDICAL CORPORATION 2023 EMPLOYEE STOCK PURCHASE PLAN
Background.   We are asking our stockholders to approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan (the “ESPP”), at the Annual Meeting. The ESPP was adopted by the Compensation Committee and our Board in April 2023, subject to approval by our stockholders.
Approval of the ESPP will allow us to provide our employees the opportunity to acquire an ownership interest in the Company through their participation in the ESPP, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.
If this Proposal No. 3 is approved by our stockholders, the maximum number of shares of our common stock that may be issued under the ESPP will be 300,000. We do not maintain any other employee stock purchase plans. As of the close of business on April 24, 2023, a total of 11,881,528 shares of our common stock were outstanding and the closing price of our common stock on the Nasdaq Capital Market was $ 1.62 per share. The ESPP share reserve represents approximately 1.6% of the total number of shares of our common stock outstanding as of April 25 2023.
If this Proposal No. 3 is approved by our stockholders, the ESPP will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 3, the ESPP will not become effective.
Summary of the ESPP
The material features of the ESPP are described below. The following description of the ESPP is a summary only and is qualified in its entirety by reference to the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety, which is attached hereto as Annex A to this proxy statement.
Purpose.   The purpose of the ESPP is to provide our employees an opportunity to purchase shares of our common stock. This will assist us in retaining the services of our employees, secure and retain the services of new employees and provide incentives for employees to exert maximum efforts for our success and increased stockholder value.
The ESPP is designed to allow eligible U.S. employees to purchase our common stock in a manner that is intended to qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. In addition, at the discretion of the Plan Administrator (as defined below), the ESPP will permit eligible employees to participate who are foreign nationals or employed outside of the U.S. However, such employees will not qualify for favorable tax treatment under U.S. laws.
Administration.   The Compensation Committee (the “Plan Administrator”) will administer the ESPP. The Plan Administrator has the final power to construe and interpret both the provisions of the ESPP and the rights granted under it. In addition, the Plan Administrator has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of our parent or subsidiary companies will be eligible to participate in the ESPP. Finally, the Plan Administrator has the authority to adopt procedures and sub-plans as necessary to permit participation by non-U.S. individuals.
Stock subject to the ESPP.   Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the ESPP is 300,000 shares. If any rights granted under the ESPP terminate without being exercised in full, the shares of common stock not purchased under such rights will again become available for issuance under the ESPP. The shares of common stock issuable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.
Offerings
The Plan Administrator will implement and operate the ESPP through periodic offerings to all eligible employees. Generally, there will be two six-month offering periods under the ESPP each calendar year, the first commencing on January 1 and ending on June 30, and the second commencing on July 1 and ending on December 31. The Plan Administrator may establish additional or alternative sequential or overlapping offering periods, which may have different durations, but no offering period may exceed 27 months. The first day of each offering period will be the date of grant for that offering period, and the last day of each offering period will be the purchase date for that offering period, unless the Plan Administrator has established more than one purchase date in an offering. The Plan Administrator may establish separate offerings which vary in terms (although such terms may not be inconsistent with the provisions of the ESPP or the requirements of applicable laws). The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).
Eligibility — broad-based participation
The Plan Administrator determines who is eligible to participate in the ESPP, in accordance with the terms of the ESPP and applicable law. Generally, all employees of the Company (and, if designated by the Plan Administrator, its parent and subsidiary companies) are entitled to participate in the ESPP, except that the Plan Administrator may exclude one or more of the following categories of employees from participating: (i) any employee who has a period of employment with the Company of less than two years (or some shorter period of employment as may be established by the Plan Administrator); (b) any employee whose customary employment is less than 20 hours per week (or at the discretion of the Plan Administrator a threshold less than 20 hours per week); (c) any employee whose customary employment is less than five months (or at the discretion of the Plan Administrator a threshold less than five months) in any calendar year; or (d) any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code (provided that the Plan Administrator may also exclude subsets of highly compensated employees to the extent permitted by Section 423 of the Code and the regulations issued thereunder). For foreign subsidiaries and those employees and foreign nationals working in the U.S., the Plan Administrator, at its discretion will develop and implement eligibility requirements for those subsidiaries and employees in accordance applicable laws (including foreign laws, as necessary).
No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights under the ESPP, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options.
As of April 24, 2023, approximately 20 of our employees would have been eligible to participate in the ESPP. We expect that, subject to establishment of sub-plans and any required filings, as appropriate under applicable law, most of our employees will be eligible to participate in the ESPP.
Participation in the ESPP; limits on employee contributions
An eligible employee may enroll in the ESPP by delivering to the Plan Administrator or its delegate, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing payroll deductions, which may be no less than 1% nor more than 10% (or such greater percentage established by the Plan Administrator before an offering begins) of the participant’s base compensation (as defined in the ESPP). Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price. Once enrolled, an employee’s enrollment carries forward to each subsequent offering period until the employee’s employment ends or the participant withdraws from participation.
The purchase of shares during an offering period will be funded by a participant’s payroll deductions accumulated during the offering period. All payroll deductions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

During an offering period, a participant may elect to decrease the amount to be withheld as many times as desired or to stop further withholding. Any change will be effective on the first day of the first pay period that is at least seven days after such notice is received; however, no change in withholding is permitted during the last 30 days of an offering period.
Purchase price and limits
The Plan Administrator will establish one or more dates during the purchase period where purchase rights will automatically be exercised for each participating employee (the “purchase dates”). The purchase price per share of our common stock on each purchase date during an offering period will not be less than 85% of the lesser of:
(i)   the fair market value of a share of our common stock on the first day of the offering period, or
(ii)   the fair market value of a share of our common stock on the date selected by the Plan Administrator for purchasing the common stock (the “purchase date”).
As of April 24, 2023, the closing price of our common stock as reported on the Nasdaq Capital Market was $1.62 per share. The ESPP does not provide for matching contributions from the Company.
The purchase of shares during an offering period generally will be funded by a participant’s payroll In connection with each offering made under the ESPP, the Plan Administrator will establish the maximum number of shares that each participating employee may purchase pursuant to the ESPP. The maximum for each offering period will be the number of shares that is the lesser of (i) the number of shares determined by dividing 12,500 by the fair market value of a share of our common stock on the date of grant, or (ii) 5,000 shares. In addition, no employee may purchase more than $25,000 worth of our common stock (determined based on the fair market value of the shares at the time such rights are purchased) in each calendar year.
Any cash balance remaining in participant’s account following purchase of the shares on the purchase date will be refunded to the participant as soon as practicable after such purchase date, provided, however, that the Company may establish procedures whereby cash amounts less than the amount necessary to purchase a whole share may be retained in the participant’s account and applied toward the purchase of shares in a subsequent offering period.
Holding period
The Plan Administrator may, in its discretion, impose a minimum holding period on shares purchased under the ESPP, during which each participant’s right to transfer or otherwise dispose of shares will be restricted for a specified period of time, unless such holding period is prohibited by applicable law. The holding period will commence on the purchase date and will continue for a period established by the Plan Administrator, but not beyond the later of the second anniversary of the date of grant or the first anniversary of the purchase date. Any such holding period may be imposed for all shares purchased during a particular offering period.
Withdrawal; termination of employment; restrictions on transfer
Participants may withdraw from a given offering by delivering a withdrawal form to us at any time up to 15 days (or such other period established by the Plan Administrator) prior to the end of the offering period. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the ESPP.
A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by us or any of our participating subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest.

Neither payroll deductions credited to a participant’s account nor any rights granted under the ESPP are transferable except by will, by the laws of descent and distribution, or pursuant to a beneficiary designation made in compliance with procedures established by the Plan Administrator. During a participant’s lifetime, purchase rights under the ESPP may only be exercised by the participant.
Changes in capitalization and effect of certain corporate transactions
In the event a change is made to our common stock by reason of a stock split, stock dividend, recapitalization, recombination of shares, exchange of shares, or other change affecting our outstanding common stock as a class without our receipt of consideration, the Plan Administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the ESPP and (ii) the number and class of securities and price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.
In the event of a corporate transaction (as defined in the ESPP and described below), the Board, in its sole discretion, may arrange for the acquiring corporation to assume the Company’s rights and obligations under the ESPP. If no such arrangement is made, the ESPP will terminate and all outstanding options will terminate to the extent they are not exercised as of the date of the corporate transaction. In the event of such termination, the payroll deductions not previously used to purchase shares will be returned to the participant, without interest (unless otherwise determined by the Plan Administrator).
For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but (A) the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction or (B) securities possessing more than 50% of the total voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) the complete liquidation or dissolution of the Company.
Tax Matters
Each participant in the ESPP is responsible for all federal, state, local or other taxes of any nature imposed by applicable law in connection with the purchase of stock under the ESPP. If the Plan Administrator determines that the Company is required to withhold taxes in connection with the purchase of stock under the ESPP, then the Company will be authorized to withhold and pay such tax out of any shares purchased by the participant or from the participant’s salary or any other funds otherwise payable to the participant, or, prior to and as a condition of exercising such option, the Company may require that the participant pay to it in cash the amount of any such tax which the Plan Administrator, in good faith, determines is required to be withheld.
Duration, amendment and termination
The Board may amend, suspend or terminate the ESPP at any time without stockholder approval. However, it may not amend the ESPP without stockholder approval for any amendment that would: (a) increase the aggregate number of shares that may be issued pursuant to the ESPP, (b) change the formula by which the number of shares which any participant may purchase is determined, or (c) make any other material change for which stockholder approval is required by the rules of the principal stock exchange or market on which the Company’s stock is then traded.
Any outstanding purchase rights granted before an amendment or termination of the ESPP will not be materially impaired by any such amendment or termination, except with the consent of the employee to whom such purchase rights were granted.
Federal income tax information.   The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
The ESPP, and the rights of participant employees to make purchases thereunder, are intended to qualify for treatment under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no taxable income is recognized by a participant either at the time a right is granted to purchase shares under the ESPP or at the time shares are purchased thereunder. Instead, taxable income will be recognized when shares purchased under the ESPP are sold or otherwise disposed of. Employees will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the common stock purchased under the ESPP.
If the common stock is sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which it was purchased, or upon the employee’s death while owning the common stock, the employee will recognize ordinary income in an amount generally equal to the lesser of:
(A)
an amount equal to the excess of the fair market value of the common stock on the first day of the offering period over the purchase price, and

(B)
the excess of the sale price of the common stock over the purchase price.

Any additional gain will be treated as long-term capital gain. If the common stock held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the common stock.
If the common stock is sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the common stock, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the common stock on the date the common stock were purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the common stock.
We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of common stock prior to the expiration of the holding periods described above (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (as discussed below), and the satisfaction of a tax reporting obligation).
Employees who are foreign nationals or employed by a foreign subsidiary are not entitled to the tax treatment above. Foreign nationals who participate in the ESPP while employed by the Company in the U.S. will recognize ordinary income at the time the common stock is purchased measured as the excess of the fair market value of the common stock purchased over the purchase price. The Company will be entitled to a corresponding deduction. Any additional gain or loss on the subsequent sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period. The foreign national maybe subject to additional taxes in his or her country of domicile. Any employees employed by a foreign subsidiary and participating in the ESPP will be subject to the tax laws of his or her respective tax jurisdiction.
Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, our next five highest-compensated employees. Compensation attributable to awards under the ESPP, either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
New plan benefits.   Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. In addition, our Board and the Compensation Committee have not granted any purchase rights under the ESPP that are subject to stockholder approval of this Proposal No. 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the ESPP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2023 if the ESPP had been in effect, are not determinable. Our non-employee directors will not be eligible to participate in the ESPP.
The board of directors unanimously recommends a vote “for” the approval of the Journey Medical
Corporation 2023 Employee Stock Purchase Plan.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokerage firms and other nominee record holders may be participating in the practice of “householding” proxy materials, including the Internet Notice. This means that only one copy of the Internet Notice and, if applicable, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, Attn: Ramsey Alloush. You may also contact us at (480) 434-6670.
If you want to receive separate copies of the Internet Notice or proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2024 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Ramsey Alloush, at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, no later than December 30, 2023. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Ramsey Alloush, our Corporate Secretary, at the above address, not less than 50 days nor more than 90 days before the annual meeting. Therefore, assuming the 2024 Annual Meeting of Stockholders is on the first anniversary of the Annual Meeting, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 23, 2024, and no later than May 2, 2024. If a stockholder fails to provide timely notice of a proposal to be presented at our 2024 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. Stockholders are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 22, 2024.
Other Matters
Our Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2022, delivered to you together with this proxy statement, is hereby incorporated by reference.

Annex A
JOURNEY MEDICAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
1.   Establishment of Plan; Purposes.   The purpose of the Plan is to provide Eligible Employees of the Company with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code, and accordingly the Plan will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code will have the same definition herein.
2.   Definitions.   As used in the Plan, the following terms have the meanings provided in this Section 2.
(a)   “Administrator” means the Committee or one or more of the Company’s officers or executive management employees appointed by the Board or Committee to administer the day-to-day operations of the Plan. Except as otherwise provided in the Plan, the Board or Committee may assign any of its administrative tasks to the Administrator.
(b)   “Applicable Laws” means the legal requirements relating to the Plan and the Options granted pursuant to the Plan under applicable provisions of federal and state securities laws, the corporate laws of the State of Delaware (and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation), the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Options granted to residents therein.
(c)   “Base Compensation” means an Eligible Employee’s annualized regular, fixed base salary or wages based on the Eligible Employee’s salary or wage rate (and number of hours per week) in effect as of the day prior to the Date of Grant of a given Offering Period, and excludes any bonus, sales commissions, overtime payment, payment of deferred compensation or equity compensation, contribution by the Company or a Participating Subsidiary to an employee benefit plan or other similar payment or contribution.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Code” means the United States Internal Revenue Code of 1986, as amended or replaced to date or hereafter. References to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section.
(f)   “Committee” means a committee of the Board designated by the Board to administer the Plan in accordance with Section 5(a) below.
(g)   “Common Stock” means the common stock of the Company, $0.0001 par value per share, as the same may be converted, changed, reclassified or exchanged.
(h)   “Company” means Journey Medical Corporation, a Delaware corporation, or any successor to all or substantially all of the Company’s business that adopts this Plan.
(i)   “Contributions” means the amount of Base Compensation contributed by a Participant through payroll deductions to fund the exercise of any Options granted to such Participant pursuant to the Plan.
(j)   “Corporate Transaction” means any of the following transactions, provided, however, that the Committee will determine under parts (iv) and (v) whether multiple transactions are related, and its determination will be final, binding and conclusive:
(i)   a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii)   the complete liquidation or dissolution of the Company;
(iv)   any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger ; or
(v)   acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
(k)   “Date of Grant” means the first day of each Offering Period.
(l)   “Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 3 hereof.
(m)   “Eligible Employee” has the meaning ascribed to such term in Section 6(a).
(n)   “Enrollment Date” means the date an Eligible Employee: (i) satisfies the eligibility requirements of the Plan and (ii) delivers to the Company’s Chief Financial Officer (or his or her designee) not later than three business days before the next Date of Grant a fully-completed enrollment document (utilizing a form provided by the Company for such purpose) indicating the Eligible Employee’s election to participate in the Plan and authorizing Contributions as described herein.
(o)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)   “Fair Market Value” means, as of any date, the value of a Share of the Common Stock determined as follows.
(i)   If the Common Stock is listed on one or more established stock exchanges or national market systems, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Principal Exchange on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Common Stock is regularly quoted on an automated quotation system (including the OTC markets and systems maintained by OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value will be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof will be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 423 of the Code and all other Applicable Laws.
(q)   “Holding Period” means a required holding period applicable to Shares purchased in an Offering Period established in accordance with Section 11(h) below.

(r)   “Notice Period” has the meaning ascribed to such term in Section 19.
(s)   “Offering Period” means the period established in accordance with Section 7 during which rights to purchase Shares may be granted pursuant to the Plan and may be exercised. The duration and timing of Offering Periods may be changed pursuant to Sections 7 and 27.
(t)   “Option” means the right to purchase Shares under the Plan during an Offering Period.
(u)   “Option Price” means the purchase price per share at which a Share may be acquired pursuant to an Option, determined in accordance with Section 9.
(v)   “Parent Corporation” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(w)   “Participant” means an Eligible Employee who enrolls in the Plan.
(x)   “Participating Subsidiaries” means those Parent Corporations and/or Subsidiaries that the Committee designates from time to time as corporations that participate in the Plan.
(y)   “Plan” means this Journey Medical Corporation Employee Stock Purchase Plan, as the same may be amended from time to time.
(z)   “Principal Exchange” means the principal stock exchange or market on which the Common Stock is then traded.
(aa)   “Purchase Date” means the last day of each Offering Period, subject to adjustment as described in Section 7.
(bb)   “Shares” means the shares of Common Stock reserved for issuance under the Plan.
(cc)   “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(dd)   “Trading Day” means a day on which the Principal Exchange is open for trading.
(ee)   “Withdrawal Notice” means a Participant’s written notice to the Company, made on a form provided by the Company for such purpose, of the Participant’s intention to withdraw from an Offering Period.
3.   Effective Date; Expiration.   The Plan will be subject to approval by a vote of the holders of a majority of the shares of the Company’s Common Stock present or represented, in person or by proxy, and entitled to vote at a meeting of the Company’s stockholders held in accordance with Delaware law. Subject to such approval, the Plan is effective as of the Effective Date, and unless sooner terminated as provided herein, will expire at 5:00 P.M. Eastern time on the tenth anniversary of the Effective Date. This Plan will continue in effect until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 27 below), (b) issuance of all the Shares, or (c) its expiration. Following the termination or expiration of the Plan, no further Options may be granted under the Plan, but such termination or expiration will not affect any Option granted prior to such termination or expiration.
4.   Stock Subject to Plan.   A total of three hundred thousand (300,000) shares of the Company’s Common Stock are reserved and will be available for issuance under this Plan. Such number will be subject to adjustments effected in accordance with Section 15 of this Plan. In the event that an Option or part thereof expires or is otherwise canceled or terminated, the Shares subject to the unexercised portion of such Option will be available for re-use in future Option grants under the Plan.
5.   Administration.
(a)   The Plan will be administered by the (i) the Board or (ii) a Committee designated by the Board, which Committee will be constituted in such a manner as to comply with all Applicable Laws. Once designated, such Committee will continue to serve in its designated capacity until otherwise directed by the Board. Anything in the Plan to the contrary notwithstanding, subject to the Applicable Laws, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. In the event that no Committee has been designated, all references in the Plan to the Committee will refer to the Board.
(b)   Subject to the Applicable Laws, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance there upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary. The Company will pay all reasonable expenses incurred by the Administrator and the Company in connection with the administration of this Plan.
(c)   The Committee will have full power and authority to administer the Plan, including, without limitation, the authority to: (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including identifying Eligible Employees and determining which Parent Corporation(s) and Subsidiaries of the Company will be Participating Subsidiaries participating in an offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it may deem appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Option Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination, establish such procedures, or take any other action that the Committee deems necessary or desirable for the administration of the Plan, which are consistent with the Plan and in accordance with the requirements of section 423 of the Code. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.
(d)   To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, references to the “Administrator” will be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 5(d).
6.   Eligibility.
(a)   Every employee of the Company or the Participating Subsidiaries on a Date of Grant (including every employee who is on paid or authorized but unpaid leave of absence on such Date of Grant) is eligible to participate in the offering for the Offering Period that begins on such Date of Grant (each such employee, except as excluded pursuant to Section 6(b) or 6(c) below, an “Eligible Employee”).
(b)   In establishing the terms of an Option granted hereunder, the Committee may exclude one or more of the following categories of employees from participation in such Offering Period:
(i)   any employee who has a period of employment with the Company and/or a Participating Subsidiary of less than two years (or some shorter period of employment as may be established by the Committee);

(ii)   any employee whose customary employment with the Company and/or a Participating Subsidiary is less than 20 hours per week (or at the discretion of the Committee a threshold less than 20 hours per week);
(iii)   any employee whose customary employment is less than five months (or at the discretion of the Committee a threshold less than five months) with the Company and/or a Participating Subsidiary in any calendar year; or
(iv)   any employee who is a “highly compensated employee” as defined in Section 414(q) of the Code of the Company or a Participating Subsidiary, and provided that the Committee may also exclude subsets of highly compensated employees to the extent permitted by Section 423 of the Code and the regulations issued thereunder.
(c)   Notwithstanding anything else provided herein, an Option may not be granted in an Offering Period to an employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, (i) owns stock or holds options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries, or (ii) as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (or any Parent Corporation or Subsidiary of the Company).
7.   Offering Periods.   Unless otherwise determined by the Committee, this Plan will be administered on the basis of sequential six-month Offering Periods until the Plan is terminated: (a) the six-month period commencing on January 1 and ending on the following June 30, and (b) the six-month period commencing on July 1 and ending on the following December 31. The Committee may establish additional or alternative sequential or overlapping Offering Periods, which may have different durations, provided that no Offering Period may exceed 27 months. In the event that the Purchase Date of a given Offering Period is not a Trading Day, then the Purchase Date will be the last day prior to such date which is a Trading Day.
8.   Grant of Option; Expiration.   Each person who is an Eligible Employee on a Date of Grant will be granted an Option for the Offering Period. Such Option will be for up to the whole number of Shares to be determined by the lesser of (a) the number of Shares obtained by dividing 12,500 by the Fair Market Value of one Share determined as of the Date of Grant, or (b) 5,000 Shares. In any event, Options granted to Eligible Employees are subject to the individual limit set forth in Section 13. In order to participate in the Plan for a given Offering Period, an Eligible Employee must enroll as described in Section 10 below. The Options granted hereunder will be exercised only as described in Section 11 below. Any portion of an Option remaining unexercised after the Purchase Date for the Offering Period to which such Option relates will expire immediately upon the end of such Offering Period.
9.   Option Price.   The purchase price per share at which a Share may be acquired on a Purchase Date will be 85% of the lesser of: (a) the Fair Market Value of a Share on the Date of Grant (or, if the Date of Grant is not a Trading Day, the first Trading Day of the Offering Period), or (b) the Fair Market Value of a Share on the Purchase Date, provided, however, that the Committee may, prior to the commencement of any Offering Period, provide for an Option Price for such Offering Period based on a discount of less than 15% of the Fair Market Value of a Share on the Date of Grant or the Purchase Date.
10.   Enrollment by Eligible Employee.
(a)   Enrollment.   An Eligible Employee will be able to participate in the Plan on the first Date of Grant after his or her Enrollment Date. The Company may, from time to time, change the Enrollment Date as deemed advisable by the Administrator in its sole discretion for proper administration of the Plan, upon providing reasonable notice. For avoidance of doubt, an employee who becomes eligible to participate in the Plan after an Offering Period has commenced will not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering Period.

(b)   Failure to Enroll.   An Eligible Employee who does not deliver an enrollment form to the Company’s Chief Financial Officer (or his or her designee) on or before the third business day before the next Date of Grant will not participate in the Plan for that Offering Period, nor for any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by filing such an enrollment form with the Company’s Chief Financial Officer (or his or her designee) on or before the third business day before the next Date of Grant of such subsequent Offering Period.
(c)   Continuance of Enrollment.   Once enrolled, a Participant’s enrollment carries forward to each subsequent Offering Period, unless and until such Participant’s employment with the Company ends, the Participant changes payroll withholding as described in Section 11(d) below, or the Participant withdraws from participation as described in Section 12 below.
11.   Payroll Deduction Plan; Exercise of Option and Payment of Option Price.   Shares which are acquired pursuant to the exercise of an Option hereunder may be paid for only by means of Contributions made by the Participant during the Offering Period. Except as set forth below, the amount of Contributions withheld from a Participant’s Base Compensation during each pay period will be determined by the Participant’s enrollment form.
(a)   Limitations on Payroll Withholding.   Payroll withholding with respect to the Plan for any Participant will be in whole percentages from 1% to 10% (or such greater percentage as the Administrator may establish from time to time before an Offering Period begins) of the Participant’s Base Compensation for each pay period during the applicable Offering Period. Notwithstanding the foregoing, the Administrator may change the limits on payroll withholding effective as of a future Date of Grant, upon reasonable notice to the Eligible Employees. Amounts withheld will be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.
(b)   Payroll Withholding.   Payroll deductions will commence on the first payday following the Date of Grant and will continue on each payday through the end of the Offering Period unless sooner altered or terminated by the Participant or otherwise as provided in the Plan.
(c)   Participant Accounts.   An individual bookkeeping account will be maintained under the Plan for each Participant. All payroll deductions from a Participant’s Base Compensation will be credited to such account and will be deposited with the general funds of the Company. There is no obligation on the part of the Company to segregate funds for each Participant. All Contributions received or held by the Company may be used by the Company for any corporate purpose. Interest will not be paid on any Contributions held pursuant to this Plan, unless the Administrator elects to make such payments to all Participants on a non-discriminatory basis.
(d)   Election to Decrease or Stop Withholding.   During an Offering Period, a Participant may elect to (i) decrease the amount to be withheld as many times as desired, or (ii) stop further withholding, by filing a payroll deduction change form (utilizing a form provided by the Company for such purpose) with the Company’s Chief Financial Officer (or his or her designee). Any such change will be effective on the first day of the first pay period that is at least seven days after such notice is received; provided, however, that the Administrator may specify a longer or shorter period, upon reasonable notice to the Eligible Employees. Notwithstanding any of the foregoing, no change in withholding is permitted during the last 30 days of an Offering Period.
(e)   Exercise of Option.   On each Purchase Date, each Participant who has not withdrawn from the Offering Period or whose participation in the Offering Period has not terminated on or before such Purchase Date will automatically exercise his or her Option to acquire the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated Contributions for the Offering Period by the Option Price; provided, however, in no event will the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Option or the limitations imposed by Section 13 hereof. No Shares will be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering Period or the Plan has terminated on or before such Purchase Date.

(f)   Issuance of Shares.   As promptly as practicable after the Purchase Date, the Company will, at its election, either: (i) issue a certificate to each Participant representing the Shares deliverable to such Participant upon the exercise of the Option; or (ii) document each Participant’s interest in the Shares deliverable to such Participant by registering such Shares with the Company’s transfer agent (or another custodian selected by the Company) in book-entry form in each such Participant’s name.
(g)   Remaining Cash Balance.   Any cash balance remaining in a Participant’s account at the end of a Purchase Date will be refunded to the Participant as soon as practicable after such Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in the subsequent Offering Period.
(h)   Holding Period.   The Committee may, in its discretion, establish a Holding Period for any Shares purchased in an Offering Period, during which Holding Period such Shares may not be sold, unless such Holding Period is prohibited by Applicable Law. Such a Holding Period, if any, will commence on the Purchase Date and will continue for a period established by the Committee prior to the commencement of the applicable Offering Period, but not longer than the later of: (i) the second anniversary of the Date of Grant or (ii) the first anniversary of the Purchase Date. The Committee may provide that the Holding Period, if any, with respect to any Participant will end automatically if either (x) the Participant is no longer an Eligible Employee, or (y) a Corporate Transaction occurs. The Holding Period will apply to all Participants in an Offering Period and otherwise be implemented in accordance with Section 423 or any successor provision of the Code and the related regulations. During such Holding Period, the holder of the Shares will not be permitted to sell such Shares and the Shares will be designated with an applicable resale restriction. The applicable Holding Period will be set forth in the documentation establishing the terms of the applicable Offering Period, and each Participant will be required to agree to such Holding Period as a condition to participating in the Offering Period.
12.   Participant Withdrawal.
(a)   Withdrawal from Offering Period.   A Participant may withdraw from an Offering Period by signing and delivering to the Company’s Chief Financial Officer (or his or her designee) a Withdrawal Notice. Such withdrawal may be elected at any time up to 15 days (or such other number of business days as deemed advisable by the Administrator in its sole discretion for proper administration of the Plan, upon reasonable notice) prior to the end of an Offering Period. A Participant so withdrawing is prohibited from again participating in that Offering Period. Subject to Section 12(c), by withdrawing from an Offering Period, a Participant does not waive the right to participate in subsequent offerings, and may commence participation in the next Offering Period commencing immediately thereafter by again satisfying the requirements of Section 10 above. The Administrator may impose, from time to time, a requirement that the Withdrawal Notice be on file with the Company’s Chief Financial Officer (or his or her designee) for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering Period.
(b)   Return of Contributions.   Upon withdrawal from an Offering Period pursuant to Section 12(a), the withdrawn Participant’s accumulated Contributions which have not been applied toward the purchase of Shares under the Plan will be returned as soon as practicable after the withdrawal, without the payment of any interest to the Participant (unless the Administrator has determined otherwise pursuant to Section 11(c) above), and the Participant’s interest in the Offering Period will terminate.
(c)   Participation Following Withdrawal.   An employee who is also an officer or director of the Company subject to section 16 of the Exchange Act and who is deemed to “cease participation” in the Plan within the meaning of Rule 16b-3 promulgated under the Exchange Act (as amended from time to time or any successor rule or regulation) as a consequence of his or her withdrawal from an Offering Period pursuant to Section 12(a) above will not again participate in the Plan for at least six months after the date of such withdrawal. Unless otherwise construed to be an earlier date pursuant to the Applicable Laws, the date of the withdrawal for purposes of this paragraph refers to the date that the related Withdrawal Notice is provided to the Company as required by Section 12(a).

13.   Limitations on Shares to be Purchased.   No Eligible Employee will be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase Shares under all other employee stock purchase plans of the Company or any Participating Subsidiary, exceeds $25,000 in fair market value, determined as of the Date of Grant (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company will automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available under the Plan as set forth in Section 4, the Company will make a pro rata allocation of the remaining Shares in as uniform a manner as is practicable and as the Administrator determines to be equitable.
14.   Effect of Termination of Employment.   Termination of an Eligible Employee’s employment with the Company or a Participating Subsidiary for any reason (including for retirement, disability, or death), immediately terminates his or her participation in this Plan. In addition, an Eligible Employee’s failure to remain eligible to participate in the Plan as described in Section 6 above immediately terminates his or her participation in this Plan. In either such event, the Contributions credited to the Eligible Employee’s account will be returned to him or her or, in the case of his or her death, as described in Section 24, as soon as practicable. Interest will not be paid on sums returned pursuant to this Section 14 unless the Administrator elects otherwise pursuant to Section 11(c) above. For purposes of this Section, an Eligible Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of medical leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or law.
15.   Capital Changes.   In the event of any change affecting the number, class or terms of the Company’s Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make appropriate adjustments to (i) the maximum number and class of securities issuable under the Plan, and (ii) the number and class of securities and the price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or Option Price of Shares subject to an Option.
16.   Corporate Transactions.   In the event of a Corporate Transaction (as defined below), the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be to assume the Company’s rights and obligations under the Plan. In the event that the Company’s rights and obligations under the Plan are not so assumed, then the Plan will terminate effective as of the date of such Corporate Transaction, and all outstanding Options will terminate effective as of the date of the Corporate Transaction to the extent that the Option is not exercised as of the date of the Corporate Transaction. In the event of such termination, the Contributions credited to a Participant’s account and not previously used to purchase Shares pursuant to an Option prior to such termination will, as soon as practicable, be returned to the Participant. Interest will not be paid on such sums returned to a Participant pursuant to this Section 16 unless the Administrator elects otherwise pursuant to Section 11(c) above.
17.   Nonassignability.   Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 24 below) by a Participant. Any such attempt at assignment, transfer, pledge or other disposition is void and without effect.
18.   Reports.   Each Participant will receive promptly after the end of each Offering Period a report of his or her account setting forth the total Contributions accumulated, the number of Shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

19.   Notice of Disposition.   Each Participant will notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Date of Grant or within one year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, through appropriate legends on any certificate representing shares acquired pursuant to this Plan or otherwise, request that the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding any such request to the Company’s transfer agent.
20.   No Right to Continued Employment.   Neither this Plan nor the grant of any Option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.
21.   Rights as a Stockholder.   No Eligible Employee will have any rights as a stockholder of the Company with respect to any Shares subject to an Option until: (a) such Option has been validly exercised in the manner described herein, (b) full payment of the Option Price has been made for such Shares, and (c) the Shares have been actually delivered to Employee in either certificated or book-entry form as described in Section 11(f) above. Except for adjustments as provided in Section 15 above, no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights as to which the record date for determining stockholders entitled to receive the same is prior to the date of the delivery of such Shares as described in Section 11(f) above.
22.   Payment of Taxes.   Each Participant will be responsible for all federal, state, local or other taxes of any nature imposed pursuant to any law or governmental regulation or ruling on the exercise of any Options or on any income which a Participant is deemed to recognize in connection with an Option. If the Administrator determines to its reasonable satisfaction that the Company or any Participating Subsidiary is required to pay or withhold the whole or any part of any federal, state, local, or foreign income, payroll, estate, inheritance, or other tax with respect to or in connection with any Option, the exercise thereof or a Participant’s resale of any Shares, then the Company or such Participating Subsidiary will have the full power and authority to withhold and pay such tax out of any Shares purchased by the Participant or from the Participant’s salary or any other funds otherwise payable to the Participant, or, prior to and as a condition of exercising such Option, the Company may require that the Participant pay to it in cash the amount of any such tax which the Administrator, in good faith, determines is required to be withheld.
23.   Equal Rights and Privileges.   All Eligible Employees will have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company, the Administrator or the Board, be reformed to comply with the requirements of Section 423. This Section takes precedence over all other provisions in this Plan.
24.   Designation of Beneficiary.
(a)   A Participant may file on a form provided by the Company a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such Shares and cash. In addition, a Participant may file on a form provided by the Company a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date.
(b)   A Participant may change such designation of beneficiary at any time by written notice on a form provided by the Company. In the event of the death of a Participant in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company will deliver such Shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Administrator may designate.

25.   Conditions upon Issuance of Shares; Limitation on Sale of Shares.   The issuance of Shares under the Plan will be subject to compliance with all applicable requirements of foreign, federal or state law with respect to the Shares. An Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations or the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed. Shares will not be issued with respect to an Option unless (i) a registration statement under the Securities Act of 1933, as amended, is in effect at the time of exercise with respect to the Shares issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of such Act. As a condition to the exercise of an Option, the Company may require a Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with the Applicable Laws, and to make any representation or warranty with respect thereto as may be requested by the Company.
26.   Governing Law.   The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.
27.   Amendment or Termination of this Plan.   The Board may, from time to time, amend, modify, suspend or discontinue the Plan at any time without notice, provided that no Eligible Employee’s existing rights pursuant to an Option are adversely affected thereby; and, provided further that, except with the approval of stockholders of the Company, no such amendment of the Plan will: (a) increase the aggregate number of shares which may be sold upon the exercise of Options granted under the Plan; (b) change the formula by which the number of shares which any Participant may purchase is determined; or, (c) make any other material change for which stockholder approval is required by the rules of the Principal Exchange. In the event the Board terminates or discontinue the Plan, no further Options may be granted under the Plan, but such termination will not affect any Option granted prior to the termination; any Options outstanding as of the date of any such termination will remain in full force and effect according to their terms as though the Plan had not been terminated. Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.
28.   Successors and Assigns.   Subject to Sections 17 and 24, this Plan will bind and inure to the benefit of the Company, any Eligible Employee, and their respective successors, assigns, personal or legal representatives and heirs.
29.   Severability.   It is intended that each provision of this Plan be viewed as separate and divisible, and in the event that any provision hereof is held to be invalid or unenforceable, the remaining provisions will continue to be in full force and effect.
30.   Titles.   Titles of Sections are provided herein for convenience only, do not modify or affect the meaning of any provision herein, and do not serve as a basis for interpretation or construction of this Plan.
31.   Gender and Number.   As used herein, the masculine gender includes the feminine and neuter, the singular numbers the plural, and vice versa, whenever such meanings are appropriate.

CERTIFICATE OF SECRETARY
The undersigned Secretary of Journey Medical Corporation hereby certifies that the foregoing EMPLOYEE STOCK PURCHASE PLAN was duly adopted by the Company’s Board of Directors on April 25, 2023 and was approved by a vote of a majority of the shares of the Company’s Common Stock present or represented, in person and by proxy, at a meeting of the Company’s stockholders.
This the             day of                  , 2023.

Secretary

JOURNEY MEDICAL CORPORATION9237 E VIA DE VENTURA BLVD., SUITE 105SCOTTSDALE, AZ 85258 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on June 20, 2023. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/DERM2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY MOBILE DEVICEUse any smartphone or tablet to scan the QR Barcode above using the QR Reader, and youwill be taken directly to the Internet voting website. Vote by 11:59 P.M. ET on June 20, 2023.Have your proxy card in hand when you visit the Internet voting website and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V12790-P88643 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY JOURNEY MEDICAL CORPORATION01) Lindsay A. Rosenwald, M.D.02) Claude Maraoui03) Neil Herskowitz04) Jeffrey Paley, M.D., PhD05) Justin Smith06) Miranda Toledano1. Election of DirectorsNominees:The Board of Directors recommends you vote FOR ALLthe following: ForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. For Against Abstain! ! !! ! !The Board of Directors recommends you vote FOR proposals 2 and 3:3. Approve the Journey Medical Corporation 2023 Employee Stock Purchase Plan.2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment orpostponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxywill be voted in accordance with the Board of Directors' recommendations and, accordingly, will be voted FOR each of the Board of Directors' nominees fordirector specified in proposal 1, and FOR proposals 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com Journey Medical CorporationAnnual Meeting of StockholdersJune 21, 2023 11:00 A.M., ETThis proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Claude Maraoui and Ramsey Alloush, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and upon such other business as may properly come before the meeting, all of the shares of Common Stock of Journey Medical Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., ET, on June 21, 2023, virtually via the Internet by visitingwww.virtualshareholdermeeting.com/DERM2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side